SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 26, 2004


                            Group 1 Automotive, Inc.
             (Exact name of Registrant as specified in its charter)


                               Delaware 76-0506313
                (State or other jurisdiction of (I.R.S. Employer
               incorporation or organization) Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)


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Item 5.  Other Events

     On January 26, 2004, Group 1 Automotive, Inc., a Delaware corporation, announced that it would optionally redeem its 10 7/8% senior subordinated notes due March 1, 2009. A copy of the press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits


     (c) Exhibits

          99.1 Press Release of Group 1 Automotive, Inc. dated as of January 26, 2004 announcing the optional redemption of its 10 7/8% senior subordinated notes.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 Group 1 Automotive, Inc.



    January 27, 2004             By: /s/ Scott L. Thompson
    ________________                ____________________________________________
        Date                        Scott L. Thompson, Executive Vice President,
                                    Chief Financial Officer and Treasurer

                                INDEX TO EXHIBITS



     (c) Exhibits

          99.1 Press Release of Group 1 Automotive, Inc. dated as of January 26, 2004 announcing the optional redemption of its 10 7/8% senior subordinated notes.